              SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934

                   (Amendment No.      )


(x )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(x )  Definitive Proxy Statement
(  )  Confidential, for use of the Commission Only (as permitted by
       Rule 14a -6(e)(2))
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12


                     Duke Power Company

          (Name of Registrant as Specified In Its Charter)

                     Duke Power Company

          (Name of Person(s) Filing Proxy Statement)


PAYMENT OF FILING FEE (Check the appropriate box):

(x )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

( ) Fee previously paid with preliminary materials

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                               DUKE POWER COMPANY
                            422 SOUTH CHURCH STREET
                             CHARLOTTE, N.C. 28242
W. H. GRIGG
Chairman of the Board
                                                                  March 20, 1995
Dear Shareholder:
     It is my pleasure to invite you to our annual shareholders meeting, which will be held on Thursday, April 27, 1995, at 10 a.m., in the O. J. Miller Auditorium in the Electric Center, 526 South Church St., Charlotte, N.C.
     During the meeting we will elect five Class I directors to a three-year term expiring in 1998, act upon the ratification of the appointment of auditors and transact any other business that may come before the meeting.
     The Board of Directors and I hope you can attend the meeting and look forward to seeing you. Even if you plan to attend, please return your signed proxy as soon as possible.
                                          Sincerely,

                                          (Signature of W.H. Grigg)

                               DUKE POWER COMPANY
                            422 SOUTH CHURCH STREET
                             CHARLOTTE, N.C. 28242
                 NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS
                                                                  March 20, 1995
To the Shareholders of
  DUKE POWER COMPANY:
     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Duke Power Company will be held in the O. J. Miller Auditorium in the Electric Center, 526 South Church Street, Charlotte, N.C., on Thursday, April 27, 1995, at 10 a.m., for the following purposes:
          (1) to elect five directors who will constitute Class I of the Board of Directors;
          (2) to ratify the appointment of auditors; and
          (3) to transact such other business as may come before the meeting or any adjournment or adjournments thereof.
     The Board of Directors has fixed the close of business on March 3, 1995 as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting.
     Each shareholder is requested to date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States.
                                          By order of the Board of Directors,
                                          ELLEN T. RUFF
                                          SECRETARY

                               DUKE POWER COMPANY
                            422 SOUTH CHURCH STREET
                             CHARLOTTE, N.C. 28242
                                PROXY STATEMENT
     This proxy statement is furnished to the shareholders of Duke Power Company (the Company) in connection with the solicitation of proxies to be used in voting at the annual meeting of shareholders to be held on April 27, 1995. Only holders of record of Common Stock at the close of business on March 3, 1995 will be entitled to vote at the meeting. On such date, there were outstanding 204,859,339 shares of Common Stock, each share of which entitles the holder to one vote.
     The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Such proxy material was first forwarded to the shareholders on or about March 20, 1995. Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting.
     The Company will bear the cost of the solicitation of proxies including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of the Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph. Additionally, the Company has retained Georgeson & Co. to solicit proxies in the same manner, at an anticipated cost to the Company of approximately $12,500.
                             ELECTION OF DIRECTORS
     The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, as nearly equal in size as possible. Each year the directors of one class are elected to serve terms of three years.
     Five persons have been nominated by the Board for election as directors to Class I at this annual meeting to serve three-year terms and until their successors are duly elected and qualified. The nominees are Steve C. Griffith, Jr., Paul H. Henson, W. W. Johnson, Buck Mickel and Russell M. Robinson, II. All of the Class I nominees are currently Class I directors elected by the shareholders with the exception of Mr. Robinson, who has served as a Class I director since his appointment by the Board on January 31, 1995.
     Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for holders of Common Stock for the election of the nominees listed unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for such substitute nominee or nominees as may be determined by the persons named in such proxy. The Board of Directors has no reason to believe that any of the nominees listed will not be available for election as a director.

     Directors are elected by a plurality of the votes cast by the holders of the Common Stock of the Company at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.
                                    CLASS I
                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                            (TERM EXPIRING IN 1998)

(Photo of             STEVE C. GRIFFITH, JR., VICE CHAIRMAN OF THE BOARD AND GENERAL COUNSEL,
Steve C.                DUKE POWER COMPANY
Griffith, Jr.)        Mr. Griffith, 61, joined the Company in 1964 as Assistant General Counsel, was named
                      Secretary and Associate General Counsel in 1971 and was appointed General Counsel in
                      1975. He was named a Vice President in 1977 and a Senior Vice President in 1982, at
                      which time he was elected a director. He was named an Executive Vice President in 1991 and assumed his present position in July 1994. Mr. Griffith serves on the Management,
                      Retirement Plan and Stock Purchase-Savings Program Committees. He is a Fellow of the
                      American Bar Foundation and a member of the American Bar Association, the North Carolina
                      State Bar and the South Carolina Bar. He is the immediate past Chair of the American Bar
                      Association's Section of Public Utility, Communications and Transportation Law. He also serves on the Board of Governors of the Research Triangle Institute and the boards of the Charlotte Center for Urban Ministry, the Arts & Science Council and the Mint Museum
                      of Art.

(Photo of             PAUL H. HENSON, CHAIRMAN, KANSAS CITY SOUTHERN INDUSTRIES, INC., HOLDING COMPANY FOR
Paul H. Henson)         RAILROAD OPERATIONS AND FINANCIAL SERVICES
                      Mr. Henson, 69, was elected a director in 1976. He is Chairman of the Corporate
                      Performance Review Committee and also serves on the Nominating and Compensation
                      Committees. He became Chairman of the Board of Kansas City Southern Industries, Inc. in
                      1990 following his retirement as Chairman of Sprint Corporation. He is a director of
                      Armco Inc., Kansas City Southern Industries, Inc. and Sprint Corporation.

                                       2

(Photo of             W. W. JOHNSON, CHAIRMAN OF THE EXECUTIVE COMMITTEE, NATIONSBANK CORPORATION
W.W. Johnson)         Mr. Johnson, 64, was elected a director in 1984. He is Chairman of the Nominating
                      Committee and also serves on the Finance Committee. He is Chairman of the Executive
                      Committee of NationsBank Corporation. Mr. Johnson was, since 1980, Chairman of the Board and Chief Executive Officer of Bankers Trust of South Carolina, which merged with
                      NationsBank Corporation in January 1986. He is a director of NationsBank Corporation,
                      ALLTEL Corporation and The Liberty Corporation.

(Photo of             BUCK MICKEL, RETIRED VICE CHAIRMAN, FLUOR CORPORATION
Buck Mickel)          Mr. Mickel, 69, was elected a director in 1976. He is Chairman of the Compensation
                      Committee and also serves on the Corporate Performance Review Committee. He had been associated with Daniel International since 1947 and served as its Chairman from 1974 to
                      1987. He served as President and later Vice Chairman of Fluor Corporation from 1977 until his retirement in 1987. He is a director of Emergent Group, Fluor Corporation,
                      Monsanto Company, The Liberty Corporation, NationsBank Corporation, Delta Woodside
                      Industries, Inc., RSI Holdings, Inc., Textile Hall Corporation and Insignia Financial
                      Group, Inc. He is a life trustee of Clemson University and Converse College.

(Photo of             RUSSELL M. ROBINSON, II, ATTORNEY, ROBINSON, BRADSHAW & HINSON, P.A.
Russell M.            Mr. Robinson, 63, was appointed a director by the Board of Directors on January 31,
Robinson, II)         1995, and serves on the Audit Committee. He has been engaged in the practice of law since 1956, and is the author of ROBINSON ON NORTH CAROLINA CORPORATION LAW. He is a
                      director of Cadmus Communications Corporation and Caraustar Industries, Inc. and also serves as a member of the American Law Institute and a Fellow of the American Bar
                      Foundation. He is Chairman of the Board of Trustees of the University of North Carolina
                      at Charlotte, a member of the Board of Visitors of Duke University Law School and a
                      Trustee of The Duke Endowment.

                                       3

                                        DIRECTORS CONTINUING IN OFFICE
(Photo of             G. ALEX BERNHARDT, PRESIDENT AND DIRECTOR, BERNHARDT FURNITURE COMPANY, FURNITURE
G. Alex Bernhardt)      MANUFACTURERS
                      Mr. Bernhardt, 51, was elected a director in 1991 and serves on the Corporate
                      Performance Review Committee. He has been associated with Bernhardt Furniture Company of
                      Lenoir, North Carolina, since 1965. He was named to his present position in 1976. He is a director of Robert Talbott, Inc. and First Union Corporation. He serves as a trustee of Davidson College and a member of the North Carolina Governor's Business Council. He is a director emeritus of the American Furniture Manufacturers Association. He is a
                      Class III director with a term expiring in 1997.
(Photo of             CRANDALL C. BOWLES, EXECUTIVE VICE PRESIDENT, SPRINGS INDUSTRIES, INC., HOME
Crandall C. Bowles)     FURNISHINGS, FINISHED FABRICS AND INDUSTRIAL TEXTILES COMPANY
                      Mrs. Bowles, 47, was elected a director in 1988 and serves on the Compensation and
                      Finance Committees. Prior to attaining her current position in 1992, she served as
                      President of The Springs Company for ten years. She is a director of Springs Industries,
                      Inc. and Wachovia Corporation. She is a Class III director with a term expiring in 1997.

(Photo of             ROBERT J. BROWN, CHAIRMAN AND PRESIDENT, B&C ASSOCIATES, INC., MARKETING RESEARCH AND
Robert J. Brown)        PUBLIC RELATIONS FIRM
                      Mr. Brown, 60, was elected a director in 1994 and serves on the Audit Committee. He founded B&C Associates, Inc., High Point, North Carolina, in 1960 and served as its
                      President from 1960 until 1968 and its Chairman and President from 1973 to the present.
                      From 1968 until 1973, Mr. Brown was a Special Assistant to the President of the United
                      States, with oversight responsibility for community relations, civil rights, emergency preparedness and day care. He is a director of First Union Corporation, Pacific National
                      Financial Group, Sonoco Products Company and North Carolina Citizens for Business and
                      Industry. He is a Class III director with a term expiring in 1997.

                                       4

(Photo of             W. A. COLEY, PRESIDENT, ASSOCIATED ENTERPRISES GROUP, DUKE POWER COMPANY
W. A. Coley)            Mr. Coley, 51, joined the Company in 1966 and was elected a director in 1990. He was named Vice President, Operation, in 1984; Vice President, Central Division, in 1986;
                      Senior Vice President, Power Delivery, in 1988; Senior Vice President, Customer Group,
                      in 1990; Executive Vice President, Customer Group, in 1991 and was appointed to his present position in July 1994. He serves on the Management, Corporate Performance
                      Review, Retirement Plan and Stock Purchase-Savings Program Committees. He is a member of the Board of Trustees of Charlotte Latin School and serves on the Public Library Board.
                      He is a director of the Charlotte Symphony and Carolina Pad and Paper Company. He is a
                      Class II Director with a term expiring in 1996.

(Photo of             W. H. GRIGG, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, DUKE POWER COMPANY
W. H. Grigg)          Mr. Grigg, 62, joined the Company in 1963, was named Vice President and General Counsel in 1971 and became a director in 1972. He was elected Senior Vice President, Legal and
                      Finance, in 1975; Executive Vice President, Finance and Administration, in 1982;
                      Executive Vice President, Customer Group, in 1988; and Vice Chairman of the Board in
                      1991. He was named Chairman of the Board, President and Chief Executive Officer,
                      effective April 28, 1994, and Chairman of the Board and Chief Executive Officer,
                      effective July 27, 1994. He serves on the Nominating, Finance, Retirement Plan and Stock
                      Purchase-Savings Program Committees and as Chairman of the Management Committee. He is a
                      director of Hatteras Income Securities, Inc., Nations Fund, Inc., the Research Triangle
                      Foundation and the Associated Electric and Gas Insurers, Ltd. and is a trustee of
                      Johnson C. Smith University. He is a Class II director with a term expiring in 1996.

(Photo of             GEORGE DEAN JOHNSON, JR., PRESIDENT, DOMESTIC CONSUMER DIVISION, BLOCKBUSTER
George Dean             ENTERTAINMENT CORPORATION
Johnson, Jr.)         Mr. Johnson, 52, was elected a director in 1986. He is Chairman of the Finance Committee and also serves on the Nominating Committee. Mr. Johnson began his legal career in 1967 when he joined Johnson, Smith, Hibbard and Wildman. He was General Partner of WJB Video,
                      a Blockbuster Video franchisee, from 1987 to 1993, and has served as President of the
                      Domestic Consumer Division of Blockbuster Entertainment Corporation since 1993. He is also Chairman of Johnson Development Associates, Inc. He is a director of Viacom, Inc.,
                      Discovery Zone and William Barnet & Son, Inc. He also serves as Chairman of the Board of
                      Trustees of Converse College. He is a Class III director with a term expiring in 1997.

                                       5

(Photo of             JAMES V. JOHNSON, RETIRED VICE CHAIRMAN AND DIRECTOR OF PUBLIC AFFAIRS, COCA-COLA
James V. Johnson)       BOTTLING CO. CONSOLIDATED.
                      Mr. Johnson, 71, a director since 1982, serves on the Audit Committee. He was associated with Coca-Cola Bottling Co. Consolidated or its affiliates from 1947 until his retirement on December 31, 1987. He served as President and Chief Executive Officer from
                      1969 until 1980 when he became Vice Chairman and Director of Public Affairs. He was a
                      member of the State Senate of North Carolina from 1960 to 1966 and Chairman of the
                      Senate Finance Committee in 1963 and 1964. He is a Class II director with a term expiring in 1996.

(Photo of             MAX LENNON, PRESIDENT, EASTERN FOODS, INC.
Max Lennon)           Dr. Lennon, 54, was elected a director in 1988 and is Chairman of the Audit Committee.
                      Prior to assuming his present position in August 1994, he was involved in higher education from 1966 to 1994, his last tenure being at Clemson University where he served as President for eight years. He is a director of First Union Corporation and Delta
                      Woodside Industries, Inc. He is a Class II director with a term expiring in 1996.

(Photo of             JAMES G. MARTIN, CHAIRMAN, RESEARCH DEVELOPMENT BOARD, CHARLOTTE-MECKLENBURG HOSPITAL
James G. Martin)       AUTHORITY
                      Mr. Martin, 59, was elected a director in 1994 and serves on the Corporate Performance
                      Review Committee. Since January 1993, he has been Chairman of the Research Development
                      Board of the Charlotte-Mecklenburg Hospital Authority, located at Carolinas Medical
                      Center, Charlotte, North Carolina. He served as Governor of the State of North Carolina from 1985 to 1993 and was a member of the United States House of Representatives, representing the Ninth District of North Carolina, from 1972 until 1984. Mr. Martin was a Mecklenburg County Commissioner from 1966 to 1972, and an Associate Professor of
                      Chemistry at Davidson College, Davidson, North Carolina, from 1960 to 1972. He is currently a director of J. A. Jones, Inc., Carolina Freight Corporation and Meadowbrook
                      Healthcare Services, Inc. He is Chairman of the Global TransPark Foundation, Inc. and a
                      member of the University of North Carolina Board of Governors. He is a Class III
                      director with a term expiring in 1997.

                                       6

(Photo of             R. B. PRIORY, PRESIDENT AND CHIEF OPERATING OFFICER, DUKE POWER COMPANY
R.B. Priory)          Mr. Priory, 48, joined the Company in 1976 as a Design Engineer and was elected a director in 1990. He was named Vice President, Design Engineering, in 1984; Senior Vice
                      President, Generation and Information Services, in 1988; Executive Vice President, Power
                      Generation Group, in 1991 and was appointed to his present position in July 1994. He serves on the Management, Finance, Retirement Plan and Stock Purchase-Savings Program
                      Committees. He is President of Claiborne Energy Services, Inc. and is a director of
                      J. A. Jones Applied Research Corp. He serves on the boards of the Charlotte-Mecklenburg
                      Education Foundation, the North Carolina Chapter of The Nature Conservancy and the North
                      Carolina State University Engineering Foundation. He is also a member of the Board of
                      Visitors of the University of North Carolina at Charlotte and a member of the National
                      Academy of Engineering. He is a Class III director with a term expiring in 1997.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     As of March 3, 1995, The Duke Endowment, 100 North Tryon Street, Charlotte, N.C. 28202, beneficially owned 10,070,200 shares, or approximately 5%, of the outstanding Common Stock of the Company. The Duke Endowment is a common law trust administered by fifteen trustees, who also constitute all of the trustees of the Doris Duke Trust, 1515 Mockingbird Lane, Charlotte, N.C. 28209, another common law trust, which, as of March 3, 1995, beneficially owned 3,906,396 shares, or approximately 2%, of the outstanding Common Stock of the Company. Russell M. Robinson, II, a director of the Company, is a trustee of both The Duke Endowment and the Doris Duke Trust.
     Set forth below is the number of shares of Common Stock of the Company beneficially owned by the directors, the Chief Executive Officer, the other executive officers named in the Summary Compensation Table, and the directors and executive officers as a group, on February 1, 1995:

                 NAME                     SHARES
G. Alex Bernhardt                            2,064(1)
Crandall C. Bowles                           5,067(1)
Robert J. Brown                                352(1)
W. A. Coley                                 15,909(2)(3)
Steve C. Griffith, Jr.                      40,624(2)
W. H. Grigg                                 37,855(2)
Paul H. Henson                               2,805(1)
George Dean Johnson, Jr.                     4,232(1)
James V. Johnson                             5,386(1)
W. W. Johnson                               11,648(1)
                 NAME                     SHARES
W. S. Lee                                  112,570(2)(4)
Max Lennon                                   1,419(1)
James G. Martin                                202(1)
Buck Mickel                                 67,554(1)(5)
Richard J. Osborne                           8,248(2)
R. B. Priory                                13,263(2)
Russell M. Robinson, II                 13,977,120(1)(6)
Directors and executive officers as a
  group (18 persons)                    14,308,281(1)(2)(3)(4)(5)(6)

(1) Includes full shares held in trust under the arrangement for directors described under the caption "Executive Compensation -- Directors' Fees."
(2) Includes full shares credited to the participant's account under the Stock Purchase-Savings Program for Employees, as of December 31, 1994.
                                       7

(3) Includes 1,100 shares owned by Mr. Coley's wife and 233 shares held as custodian for his son. Beneficial ownership of all such shares is disclaimed.
(4) Includes 49,960 shares held by a Grantor Retained Income Trust established by W. S. Lee and 12,500 shares attributable to him as beneficiary of a trust as well as 855 shares held by his wife, beneficial ownership of which is disclaimed. Mr. Lee retired from his position as Chairman, President and Chief Executive Officer of the Company on April 28, 1994.
(5) Includes 60,000 shares owned by The Daniel Foundation of South Carolina, a charitable foundation located in Greenville, South Carolina, of which Mr. Mickel is a trustee. Beneficial ownership of such shares is expressly disclaimed.
(6) Includes 10,070,200 shares owned by The Duke Endowment and 3,906,396 shares owned by the Doris Duke Trust. Mr. Robinson, who is a trustee of each of such entities, expressly disclaims beneficial ownership of these shares.
    No person listed in the table beneficially owned more than 1% of the Common Stock of the Company outstanding on February 1, 1995 with the exception of Mr. Robinson, who beneficially owned 6.8% of such stock on that date largely because of the attribution to him of the shares owned by The Duke Endowment and the Doris Duke Trust. The directors and executive officers as a group beneficially owned 7.0% of such stock on that date.
    In a series of transactions between May 1994 and December 1994, the Company purchased 2,000,000 shares of its Common Stock from The Duke Endowment at market prices, for the accounts of participants in the Company's Stock Purchase-Savings Program for Employees, the Employee Stock Ownership Plan and the Stock Purchase and Dividend Reinvestment Plan.
    The executive officers and directors of the Company, and any beneficial owners of greater than ten percent of a registered class of the Company's equity securities, are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of initial ownership and changes in ownership of such securities with the Securities and Exchange Commission and the New York Stock Exchange. During 1994, the Initial Statement of Beneficial Ownership (Form 3) with respect to the Company's Common Stock of Dr. John Hope Franklin, a Trustee of The Duke Endowment and the Doris Duke Trust, was inadvertently filed on an untimely basis. Also during 1994, the Initial Statement of Beneficial Ownership (Form 3) with respect to the Company's Common Stock of Jeffrey L. Boyer was inadvertently filed late following his appointment as Controller.
                                       8

                             EXECUTIVE COMPENSATION
    Below is information regarding compensation to the Chief Executive Officer, the other four most highly compensated executive officers, and the former Chief Executive Officer, for services to the Company for the years ended December 31, 1994, 1993 and 1992.
                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                       ANNUAL COMPENSATION               COMPENSATION
                                                                        OTHER ANNUAL         LTIP            ALL OTHER
NAME AND PRINCIPAL POSITION (1)   YEAR      SALARY($)   BONUS($) (2)   COMPENSATION($)    PAYOUTS($)    COMPENSATION($) (3)
W. H. Grigg                       1994        558,500      103,496          74,292          180,019           138,030
  Chairman and                    1993        411,500      111,347           6,987                             87,267
  Chief Executive Officer         1992        384,000      138,350           3,736                             87,237
S. C. Griffith, Jr.               1994        342,850       63,078          16,323          135,081            73,618
  Vice Chairman and               1993        322,015       88,880           7,034                             60,737
  General Counsel                 1992        300,180      108,329           2,603                             52,819
R. B. Priory                      1994        348,425       63,078           8,110          118,125            14,299
  President and Chief             1993        287,250       78,885           1,172                             11,224
  Operating Officer               1992        262,500       94,814             383                             14,746
W. A. Coley                       1994        339,975       63,078          13,069          118,125            42,478
  President, Associated           1993        287,250       79,057           4,710                             33,018
  Enterprises Group               1992        262,500       97,518           1,278                             28,207
R. J. Osborne                     1994        225,735       28,606           1,572           65,453             7,367
  Senior Vice President and       1993        187,520       43,994              95                              9,603
  Chief Financial Officer         1992        174,540       49,634              30                              8,775
W. S. Lee                         1994        581,668      111,870          87,965          328,112           172,168
  Chairman, President and         1993        795,833      244,539          18,807                            199,653
  Chief Executive Officer         1992        750,000      548,750          11,546                            254,289
  (Retired)

(1) Mr. Grigg was promoted to Chairman, President and Chief Executive Officer effective April 28, 1994, and became Chairman and Chief Executive Officer in July 1994 upon the promotion of Mr. Priory to President and Chief Operating Officer. Messrs. Griffith, Priory, Coley and Osborne were promoted to their current positions in July 1994. Mr. Lee retired as Chairman, President and Chief Executive Officer on April 28, 1994, and retired as a Company employee on his 65th birthday in June 1994.
(2) Bonus amounts listed for 1992 and 1993 consist of the sum of payments made to each of the listed officers under the Executive Long-Term Incentive Plan and the Employee Incentive Plan. These amounts were previously reported under "All Other Compensation" for each of the officers listed except Mr. Osborne, whose compensation was not required to be reported in previous years. Bonus amounts listed for 1994 consist of compensation under the Executive Short-Term Incentive Plan.
(3) All Other Compensation includes the following for 1994:
      (i) Amounts contributed to the Stock Purchase-Savings Program for Employees as follows: W. H. Grigg, $9,240; S. C. Griffith, Jr., $6,619; R. B. Priory, $7,433; W. A. Coley, $6,612; R. J. Osborne,
          $6,486; and W. S. Lee, $8,033.
                                       9

      (ii) Amounts earned by foregoing vacation pursuant to the Vacation Banking Plan as follows: W. H. Grigg, $34,615; S. C. Griffith, Jr., $20,305;
           R. B. Priory, $0; W. A. Coley, $20,305; R. J. Osborne, $0; and W. S. Lee, $0.
      (iii) Amounts accrued under a make-whole arrangement under the Supplementary Defined Contribution Plan designed to maintain the overall integrity of the employee benefit plans as follows: W. H. Grigg, $17,286; S. C. Griffith, Jr., $9,292; R. B. Priory, $3,419;
            W. A. Coley, $9,538; R. J. Osborne, $481; and W. S. Lee, $10,244.
      (iv) Above-market interest earned on account balances in the Compensation Deferral Plan as follows; W. H. Grigg, $39,297; S. C. Griffith, Jr., $25,118; R. B. Priory, $575; W. A. Coley, $681; R. J. Osborne, $400;
           and W. S. Lee, $61,162.
      (v) Economic value of life insurance coverage provided under the Life Insurance Plan as follows: W. H. Grigg, $22,352; S. C. Griffith, Jr., $7,647; R. B. Priory, $915; W. A. Coley, $2,338; R. J. Osborne, $0;
          and W. S. Lee, $55,199.
      (vi) The cost to the Company of supplemental life insurance coverage under the Supplemental Insurance Plan as follows: W. H. Grigg, $14,274;
           S. C. Griffith, Jr., $4,087; R. B. Priory, $1,880; W. A. Coley, $2,891; R. J. Osborne, $0; and W. S. Lee, $33,478.
     (vii) The economic benefit of split-dollar life insurance coverage pursuant to the Estate Conservation Plan as follows: W. H. Grigg, $966; S. C. Griffith, Jr., $550; R. B. Priory, $77; W. A. Coley, $113; R. J. Osborne, $0; and W. S. Lee, $4,052.
             LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR
     The following table sets forth estimated future payouts to the executives named in the Summary Compensation Table under the Executive Long-Term Incentive Plan for the performance period beginning in 1994. Awards are based upon the Company's total shareholder return during the performance period as compared with that of the companies comprising the S&P Electric Utility Index. The table assumes that total shareholder return will be attained at the threshold (or minimum) performance level. The actual award, however, will be $0 if total shareholder return is less than the 33rd percentile as compared to the companies comprising the S&P Electric Utility Index. Payout of the threshold, target and maximum amounts will be made for performance at or above the 33rd, 55th and 75th percentiles, respectively.

                                                                                       ESTIMATED FUTURE PAYOUTS
                                            PERFORMANCE OR OTHER PERIOD UNTIL      UNDER NON-STOCK PRICE-BASED PLAN
NAME                                              MATURATION OR PAYOUT           THRESHOLD($)    TARGET($)  MAXIMUM($)
W. H. Grigg (1)                                      1/1/94-12/31/96                76,776       153,551      230,327
S. C. Griffith, Jr.                                  1/1/94-12/31/96                50,760       101,520      152,280
R. B. Priory                                         1/1/94-12/31/96                50,760       101,520      152,280
W. A. Coley                                          1/1/94-12/31/96                50,760       101,520      152,280
R. J. Osborne                                        1/1/94-12/31/96                25,005        50,010       75,015
W. S. Lee (2)                                        1/1/94-12/31/96                26,255        52,511       78,766

(1) Award projection reflects Mr. Grigg's promotion to Chief Executive Officer.
(2) Award projection is prorated to reflect Mr. Lee's retirement.
                                       10

     The Company has an Employees' Retirement Plan (the Retirement Plan) and a Supplemental Retirement Plan (the Supplemental Plan) (collectively, the Retirement Plans) for employees of the Company and certain of its subsidiaries. The Supplemental Plan will provide certain officers with retirement benefits which they otherwise would have received under the Retirement Plan formula but which may not be paid to them under the Retirement Plan due to limitations on benefits imposed by the Internal Revenue Code or occasioned through operation of the Retirement Plan and the Compensation Deferral Plan.
     In general, employees who have attained age 21 are eligible to participate in the Retirement Plans. In the event of retirement at or after age 65, an eligible employee with 30 years of creditable service will, in general, be entitled to payments from the Retirement Plans which, when added to such employee's primary Social Security benefits, will provide such employee for life with total annual retirement benefits ranging from 61% to 88% of highest average annual compensation during any 60 consecutive month period of creditable service. Benefits are also provided under the Retirement Plans in the event of early retirement at or after age 55 with 10 years of creditable service or with 30 years of creditable service regardless of age and in the event of retirement for disability. Surviving spouse benefits are available on an elective basis with the participant bearing a portion of the incremental cost.
     Employees who do not retire under the Retirement Plan but whose employment terminates after they have completed at least five vesting credit years have vested rights in benefits accrued prior to their termination date.
     The Retirement Plan is wholly paid for by the Company and participating subsidiaries, which have established a trust with a bank as trustee to which contributions are made from time to time by the Company and participating subsidiaries and from which the benefits under the Retirement Plan are paid. The Supplemental Plan is administered by the Company and the benefits thereunder are payable from the Company's general funds.
                                       11

     The following table shows the estimated annual pension benefits payable upon retirement (at age 65) under the Retirement Plans to persons in specified remunerations and years-of-service classifications, allowing for reasonable increases in existing compensation levels. The benefits listed in the table are not subject to any deduction for Social Security benefits or other offset amounts.
                               PENSION PLAN TABLE

                                                                                  YEARS OF SERVICE
REMUNERATION                                                           15          20          25          30
 $100,000........................................................   $ 26,000    $ 35,000    $ 44,000    $ 53,000
  150,000........................................................     41,000      54,000      68,000      81,000
  200,000........................................................     55,000      73,000      91,000     110,000
  250,000........................................................     69,000      92,000     115,000     138,000
  300,000........................................................     83,000     111,000     139,000     167,000
  350,000........................................................     98,000     130,000     163,000     195,000
  400,000........................................................    112,000     149,000     186,000     224,000
  450,000........................................................    126,000     168,000     210,000     252,000
  500,000........................................................    140,000     187,000     234,000     281,000
  550,000........................................................    155,000     206,000     258,000     309,000
  600,000........................................................    169,000     225,000     281,000     338,000
  650,000........................................................    183,000     244,000     305,000     366,000
  700,000........................................................    197,000     263,000     329,000     395,000
  750,000........................................................    212,000     282,000     353,000     423,000
  800,000........................................................    226,000     301,000     376,000     452,000

(1) Compensation covered by the Retirement Plans in 1994, 1993 and 1992 for each executive officer listed in the Summary Compensation Table is equal to the amount shown as salary under such table.
(2) The number of years of service credited under the Retirement Plan at December 31, 1994 was 30 for W. H. Grigg, 30 for S. C. Griffith, Jr., 18 for
    R. B. Priory, 29 for W. A. Coley, 19 for R. J. Osborne and 30 for W. S. Lee. The maximum number of years of service for benefits is 30.
(3) Amounts shown above represent estimated 50% joint and survivor annuity benefits calculated by the Social Security integration formula.
     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 16 shall not be incorporated by reference into any such filings.
            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Company, under the supervision of the Compensation Committee of the Board of Directors, has developed and implemented compensation programs which seek to provide a direct relationship between compensation provided to executive officers and corporate performance.
COMPENSATION PHILOSOPHY
     The Company has a pay policy of setting total cash compensation for its entire workforce between the 50th and 75th percentiles of the marketplace. Consistent with this policy, it is the philosophy of the Board of Directors
                                       12
to set total compensation opportunities for its executive officers between the 50th and 75th percentiles. The "marketplace" for executive officers is defined as the group of electric utilities comprising the S&P Electric Utility Index.
     Total cash compensation for executive officers consists of base salary, which is subject to annual merit increases, and incentives, which are awarded through the Executive Short-Term Incentive Plan and the Executive Long-Term Incentive Plan. The use of incentives is intended to result in a direct relationship between total compensation and corporate performance. Opportunity to receive compensation beyond the 50th percentile of the marketplace is provided through incentives, based on corporate performance. Similarly, compensation can fall below the 50th percentile if corporate performance measures are not achieved and incentives are not paid. The goal is to create a competitive compensation program that will attract and retain quality leadership at the Company and link compensation directly to corporate performance. COMPENSATION PROCESS
     In the early part of each year, the Compensation Committee reviews the compensation of the Company's executive officers (other than the Chief Executive Officer) with the Chief Executive Officer and sets the compensation of the executive officers for such year with modifications as it deems appropriate. The review is based on performance evaluations of the individual executive officers and on a comparison of their compensation with compensation and financial performance data from the S&P Electric Utility Index companies using the information provided in surveys such as the Edison Electric Institute Executive Compensation Survey.
     The Compensation Committee also reviews the compensation of the Chief Executive Officer with assistance from the Company's human resources staff. It recommends adjustments as appropriate, based on competitive compensation data from the S&P Electric Utility Index companies, the Committee's assessment of the Chief Executive Officer's performance and its expectation as to his future contributions in leading the Company. The Committee's recommendation on compensation for the Chief Executive Officer is considered and acted upon by the Board of Directors, with inside directors neither present nor participating.
     The Company has no current plans to qualify compensation paid to its executive officers for deductibility under Section 162(m) of the Internal Revenue Code.
1994 COMPENSATION SUMMARY
  INCREASES IN BASE SALARY
     Increases in base salary were granted in February 1994 to the executive officers named in the Summary Compensation Table and were based on individual and corporate performance for the 1993 performance period. Additional increases were granted during 1994 to Messrs. Griffith, Priory, Coley and Osborne to reflect promotions given to such executive officers due to reorganization of the Company's business units (i.e., the formation of the Associated Enterprises Group, which consists of the Company's subsidiaries and diversified activities, and other changes in the Company's organizational structure) and officer succession after the retirement of W. S. Lee as Chairman, President and Chief Executive Officer. Increases varied based upon individual performance, as measured through the Company's job performance evaluation program, the individual's compensation relative to the competitive marketplace, the Company's achievement of corporate performance objectives, and increased responsibility as a result of officer promotions.
     The 1993 corporate performance measures taken into consideration were:
          (i) total operating and maintenance cost per kilowatt hour delivered not to exceed 2.67 cents;
                                       13

          (ii) capital cost per customer equivalent not to exceed $150.46; and
          (iii) return on equity of at least 12.5%.
Because the Company achieved these pre-established measures in 1993 and because promotions were granted during 1994, Messrs. Griffith, Priory, Coley and Osborne received increases in base salary ranging from 6.5% to 21.3%.
     Former Chief Executive Officer Lee received an increase of 12.5% over his 1993 base salary. In recommending such increase to the Board, the Compensation Committee considered the attainment by the Company of the corporate performance measures listed above as well as Mr. Lee's individual performance and his leadership in the electric utility industry. Compensation to Mr. Lee, as set forth in the Summary Compensation Table, was prorated to reflect his employment with the Company through June 1994 and included $50,000 paid to Mr. Lee during the second half of 1994 under a consulting arrangement with certain subsidiaries of the Company.
     Chief Executive Officer Grigg received a salary of $558,500 in 1994, representing a 35.7% increase over his 1993 base salary. In recommending such increase to the Board, the Compensation Committee considered the attainment by the Company of the corporate performance measures listed above as well as Mr. Grigg's individual performance, his increased responsibilities as Chief Executive Officer beginning April 28, 1994, and competitive compensation levels in the marketplace.
  INCENTIVE COMPENSATION
     The Compensation Committee approved a new Executive Short-Term Incentive Plan which commenced in 1994. The Plan replaced past participation by the named executive officers in the Employee Incentive Plan, and was developed by the Company with the advice of independent compensation consultants. Short-term incentive awards were made through the Plan, based on a pre-established awards formula and the achievement of certain corporate measures established in late 1993. The Plan requires achievement of a return on equity threshold of 12.65% in order for awards to be made and sets minimum, target and maximum performance levels for determining awards. The 1994 corporate measures, target performance levels and the respective weights of each corporate measure applicable to members of the Management Committee of the Company* were:
     (i) return on equity of 13.15% (60%);
     (ii) total cost per kilowatt hour delivered of 5.58 cents (20%); and
     (iii) corporate safety level of 425 recordable incidents (20%).
     The Company achieved a return on equity of 14.6% in 1994, exceeding the maximum level of 13.75% that is specified in the Plan. The Company's total cost per kilowatt hour delivered equaled the minimum level set forth in the Plan of
5.63 cents. The Company also exceeded the corporate safety target specified in the Plan by incurring only 407 reportable incidents. Accordingly, Messrs. Griffith, Priory, Coley and Osborne received awards under the Plan ranging from 14.30% to 18.64% of their respective base salaries as established in February 1994. Former Chief Executive Officer Lee received an award of $111,870, or 12.43% of his base salary as established in February 1994. His award was prorated to reflect the portion of the year during which he was
* Messrs. Grigg, Griffith, Priory, Coley and Lee were members of the Company's Management Committee in 1994, while Mr. Osborne was a member of the Company's Officer Team for purposes of determining awards under the Plan. For members of the Officer Team, the three corporate measures listed above together weighted 50% and business unit measures weighted another 50% in determining Plan awards.
                                       14
employed as Chief Executive Officer of the Company. Chief Executive Officer Grigg received an award of $103,496, representing 23.31% of his base salary as established in February 1994. Mr. Grigg's award represented 18.53% of the total salary paid to him in 1994, which included the salary increase provided by the Company in conjunction with his promotion to Chairman and Chief Executive Officer.
     Long-term incentive awards were made through the Executive Long-Term Incentive Plan using a pre-established awards formula based on total shareholder return over a three-year period as compared to the performance of a peer group comprised of companies in the S&P Electric Utility Index. "Total shareholder return" is calculated by dividing the sum of the change in the market price of the Company's Common Stock over the three-year performance period plus dividends paid over the period, by the stock price at the beginning of the period. For any award to be made, this figure had to exceed the 33rd percentile of the peer group, which was the minimum performance level established by the Compensation Committee. The target level was the 55th percentile of the peer group and the maximum level was the 75th percentile. The Company exceeded the maximum performance level by achieving total shareholder return at the 97th percentile of the peer group for the 1992 through 1994 performance period. As a result, Messrs. Griffith, Priory, Coley and Osborne received awards ranging from 37.50% to 45.00% of their respective base salaries as established in February 1992. Former Chief Executive Officer Lee received an award of 43.75% of base salary, and Chief Executive Officer Grigg received an award of 46.88% of base salary.
     This report has been provided by the Compensation Committee.
                                          BUCK MICKEL, Chairman
                                          PAUL H. HENSON
                                       15

                               PERFORMANCE GRAPH
     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.
             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
        DUKE POWER COMPANY, S&P 500 INDEX AND S&P ELECTRIC UTILITY INDEX

Assumes $100 invested on Dec 31, 1989
in Duke Power Common Stock, S&P 500
Index and S&P Electric Utility Index.
Assumes reinvestment of dividends.

                              1989     1990    1991     1992   1993     1994
Duke Power Co.               $100      $115   $139     $151    $186     $176
S&P 500 Index                $100      $97    $126     $136    $150     $152
S&P Electric Utility Index   $100      $103   $134     $141    $159     $138

DIRECTORS' FEES
     Directors who are not employees of the Company received during 1994 fixed annual compensation of $24,000 and a fee of $1,000 for attendance at each meeting of the Board of Directors, each committee meeting and other functions of the Company requiring their presence, together with expenses of attendance. In addition, each of the Chairmen of the Audit, Compensation, Nominating, Corporate Performance Review and Finance Committees received annual compensation of $3,500. A portion of the attendance fees for each nonemployee
                                       16
director is placed in trust for the director's benefit and invested in Common Stock of the Company at market price. An additional portion of annual compensation or attendance fees, at the option of such director, may be placed in trust. Upon termination of service, the director will then receive shares held for his or her benefit by the trustee of the trust, including shares purchased with reinvested dividends. Nonemployee directors also participate in retirement and compensation deferral plans which are intended to provide benefits substantially similar to those afforded by the Company to directors who are employees.
                  INFORMATION REGARDING THE BOARD OF DIRECTORS
     The Board of Directors of the Company had a total of seven meetings during 1994. No director attended fewer than 75% of the total of such Board meetings and the meetings of the committees upon which he or she served during the period for which he or she was a director, with the exception of Paul H. Henson, who attended 70% of such meetings.
     During 1994, the Company retained the law firm of Robinson, Bradshaw & Hinson, P.A., of which Russell M. Robinson, II is a shareholder, in connection with a number of small matters.
     Among its standing committees the Company has an Audit Committee, a Compensation Committee, a Nominating Committee, a Corporate Performance Review Committee and a Finance Committee.
     The Audit Committee consists of Robert J. Brown, James V. Johnson, Max Lennon and Russell M. Robinson, II. This Committee recommends to the Board of Directors the engagement of the independent auditors for the Company, determines the scope of the auditing of the books and accounts of the Company, reviews the reports submitted by the auditors, examines procedures employed in connection with the Company's internal audit program and makes recommendations to the Board of Directors as may be appropriate. There were six meetings of this Committee during 1994.
     The Compensation Committee consists of Crandall C. Bowles, Paul H. Henson and Buck Mickel. This Committee sets the salaries and other compensation of all officers and directors of the Company and all other employees whose salaries are at a monthly rate at or above a level as determined from time to time by the Board of Directors, except that this Committee makes recommendations to the Board of Directors regarding the salaries of the Chief Executive Officer and President for consideration and action by the Board, without the presence or participation of those directors who are also employees of the Company. There were six meetings of this Committee during 1994.
     The Nominating Committee recommends to the Board of Directors the size and composition of the Board of Directors and persons to be considered as successors to the Chief Executive Officer. The Nominating Committee will consider nominees for the Board of Directors recommended by shareholders. Recommendations by shareholders should be forwarded to the Secretary of the Company and should identify the nominee by name and provide pertinent information concerning his or her background and experience. A shareholder recommendation must be received at least ninety days prior to the date of the annual meeting of shareholders. The Nominating Committee, consisting of W. H. Grigg, Paul H. Henson, George Dean Johnson, Jr. and W. W. Johnson, met twice in 1994.
     The Corporate Performance Review Committee consists of G. Alex Bernhardt, William A. Coley, Paul H. Henson, James G. Martin and Buck Mickel. The Corporate Performance Review Committee monitors and makes recommendations for improving the overall performance of the Company, and, at the policy level, determines the adequacy of and support for the Company's emphasis on continuous improvement. The Committee met six times during 1994.
                                       17

     The Finance Committee consists of Crandall C. Bowles, W. H. Grigg, George Dean Johnson, Jr., W. W. Johnson and Richard B. Priory. This Committee directs the financial and fiscal affairs of the Company and makes recommendations to the Board of Directors regarding dividend, financing and fiscal policies of the Company. There were seven meetings of this Committee during 1994.
                    RATIFICATION OF APPOINTMENT OF AUDITORS
     The Board of Directors, upon recommendation of the Audit Committee, has reappointed, subject to shareholder ratification, the firm of Deloitte & Touche, certified public accountants, as independent auditors to make an examination of the accounts of the Company for the year 1995. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
     A representative of Deloitte & Touche will, as in prior years, attend the annual meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.
                                 OTHER BUSINESS
     The Board of Directors of the Company knows of no other matter to come before the meeting. However, if any matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed form of proxy for holders of Common Stock to vote such proxy in accordance with their best judgment.
  PROPOSALS FOR 1996 ANNUAL MEETING
     Shareholder proposals intended to be presented at the 1996 annual meeting must be received by the Company by November 21, 1995 for possible inclusion in the proxy material relating to such meeting.
  ANNUAL REPORT ON FORM 10-K
     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE TO SHAREHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO ALLEN STEWART, INVESTOR RELATIONS DEPARTMENT, DUKE POWER COMPANY, P.O. BOX 1005, CHARLOTTE, N.C. 28201-1005.
                                          By order of the Board of Directors,
                                          ELLEN T. RUFF
March 20, 1995                            SECRETARY
                                       18

                        (Duke Power Logo)

*******************************************************************************
                                 APPENDIX

(FORM OF PROXY)


          Duke Power Company                  (Map of streets near meeting site
    Annual Meeting of Shareholders                       appears here)
      April 27, 1995 at 10:00 a.m.
O.J. Miller Auditorium - Electric Center
        526 South Church Street
             Charlotte, NC



                           DUKE POWER COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints W. H. Grigg, R. J. Osborne and Ellen T. Ruff, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Power Company of the undersigned at the annual meeting of shareholders to be held in the Electric Center, 526
South Church Street, Charlotte, North Carolina, on April 27, 1995, and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the individuals designated above will vote for the election of all Class I director nominees, in accord with the directors' recommendation on the other subject listed on the reverse of this card and at their discretion on any other matter that may come before the meeting.

Your vote for the election of Class I directors may be indicated on the reverse. Nominees are Steve C. Griffith, Jr., Paul H. Henson,
W. W. Johnson, Buck Mickel and Russell M. Robinson, II.

If you do not sign and return a proxy, or attend the meeting, your shares cannot be voted.

Please sign on reverse and return promptly in the enclosed return envelope.

TO OUR SHAREHOLDERS:

It's my pleasure to invite you to Duke Power's annual meeting of shareholders at 10 a.m., Thursday, April 27, 1995, in the O. J. Miller Auditorium,
526 South Church Street, Charlotte.

Your Company enjoyed a successful year in 1994. I hope you can attend this year's meeting for a full report on the year's results and to learn how we intend to build on our success in 1995.

Whether or not you attend, please read your proxy statement and return your completed ballot as soon as possible. We need and value your input; being an involved shareholder is one of the best ways you can contribute to Duke Power's continued success.

Thank you for your support. I hope to see you personally on April 27.

Sincerely,

W.H. Grigg

Chairman of the Board
and Chief Executive Officer

Directors recommend a vote "For" Items A and B below

A. Election of the five directors who will constitute Class I of the Board of Directors. (pages 1-7)

   To vote your shares for all director nominees, or to withhold voting for all nominees, mark the appropriate box. If you do not wish your shares voted for a particular director nominee, mark the "For*" box and enter the name(s) of the exception(s) in the space provided.

B. Ratification of Auditors. (page 18)

If you plan to attend the meeting, please indicate on the ballot below and see reverse for additional information. This detachable portion may be presented for admission to the meeting.

        (down arrow/down arrow)BEFORE MAILING, PLEASE DETACH
              THIS PORTION.(down arrow/down arrow)

(Duke Power logo appears here)

                                  Withhold
          A.   For All    For*    Authority    B.    For    Against    Abstain
                 [ ]      [ ]        [ ]             [ ]      [ ]         [ ]

          *Except for the following:

          If you plan to attend the meeting, please mark:    [ ]

                                    SHARES HELD AS OF MARCH 3, 1995

                                      Shares          Account Number

Sign here as  X
name(s)
appears above X                              Date                ,1995

              Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. Each joint owner should sign. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

                            DUKE POWER COMPANY

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints W. H. Grigg, R. J. Osborne and Ellen T. Ruff, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Power Company of the undersigned at the annual meeting of shareholders to be held in the Electric Center, 526 South Church Street, Charlotte, North Carolina, on April 27, 1995, and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the individuals designated above will vote for the election of the Class I director nominees, in accord with the directors' recommendation on the other subject listed on the reverse of this card and at their discretion on any other matter that may come before the meeting.

Your vote for  the election of  Class I directors may be indicated on the
reverse.   Nominees are Steve C. Griffith, Jr., Paul H. Henson, W. W.
Johnson, Buck Mickel and Russell M. Robinson, II.

If you do not take advantage of the opportunity to vote your shares, your Stock Purchase-Savings Program shares will be voted according to the rules of the New York Stock Exchange in a manner which may not reflect your wishes. Your ESOP shares will not be voted at all.

Please sign on reverse and return promptly in the enclosed return envelope.

TO PARTICIPANTS OF THE DUKE POWER COMPANY STOCK PURCHASE-SAVINGS
PROGRAM AND/OR EMPLOYEE STOCK OWNERSHIP PLAN (ESOP):

You are receiving the enclosed proxy material as a participant in Duke Power Company's Stock Purchase-Savings Program and/or the ESOP. As beneficial owner, you have the right to direct voting of shares credited to your account(s) on any issues presented at Duke Power's 1995 annual shareholders' meeting on April 27.

If you fail to return a completed proxy, shares held in your Stock Purchase-Savings Program account will be voted under New York Stock Exchange rules and may not reflect your wishes. Shares in your ESOP account will not be voted if you do not sign and return a proxy or attend the meeting. I encourage you to make your voice heard by completing and returning the enclosed proxy, even though you may have already returned another proxy for any other shares you own.

Sincerely,

W.H. Grigg

Chairman of the Board
and Chief Executive Officer

Directors recommend a vote "For" Items A and B below

A. Election of the five directors who will constitute Class I of the Board of Directors. (pages 1-7)

   To vote your shares for all director nominees, or to withhold voting for all nominees, mark the appropriate box. If you do not wish your shares voted for a particular director nominee, mark the "For*" box and enter the name(s) of the exception(s) in the space provided.

B. Ratification of Auditors. (page 18)


        (down arrow/down arrow)BEFORE MAILING, PLEASE DETACH
              THIS PORTION.(down arrow/down arrow)

(Duke Power logo appears here)

                                  Withhold
          A.   For All    For*    Authority    B.    For    Against    Abstain
                 [ ]      [ ]        [ ]             [ ]      [ ]         [ ]

          *Except for the following:

          If you plan to attend the meeting, please mark:    [ ]

                                    SHARES HELD AS OF MARCH 3, 1995

                                                         Stock Purchase-
                                    ESOP                 Savings Program

Sign here as  X
name(s)
appears above X                              Date                ,1995

              Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. Each joint owner should sign. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

On the Dear Shareholder page the signature of W.H. Grigg appears where indicated.

On Pages 2 through 7 corresponding photos of nominees and directors listed appears next to each nominee's or director's name.

On Page 16 the Performance Graph appears where indicated. The plot points are as described in this submission.

The Duke Power Citizenship Service logo appears on the outside back cover of the Proxy Statement.

On the front side of each Proxy Card the Duke Power Citizenship Service logo appears in the background behind the text that starts with "To vote your shares". The Duke Power Citizenship Service logo and the words "DUKE POWER" also appear below the letter from Mr. Grigg on both proxy cards.

On the back side of the "To Our Shareholders" proxy card a map of a portion of the central business district of Charlotte, N.C., where the Company's main office is located, appears where indicated.